Share capital	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Share capital
18.	Share capital
The authorized share capital of Turquoise Hill consists of an unlimited number of Common Shares without par value and an unlimited number of Preferred Shares.
On October 23, 2020, the Company implemented a consolidation (or reverse stock split) of the Company’s issued and outstanding common shares at a ratio of one post-consolidation share for every ten pre-consolidation
shares (“Share Consolidation”). The Share Consolidation reduced the number of issued and outstanding common shares of the Company from 2,012,314,469 shares to 201,231,446 shares. The reduction in the number of issued and outstanding common shares has been retrospectively applied to all figures presented herein.
As at December 31, 2020, there were 201,231,446 Common Shares and no Preferred Shares issued and outstanding (2019: 201,231,446 Common Shares and no Preferred Shares).